SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              January 26, 2005
                                                              ----------------


                           GOLD BANC CORPORATION, INC.
             (Exact name of Registrant as specified in its charter)

         Kansas                      0-28936                 48-1008593
         ------                      -------                 ----------
(State of Incorporation)    (Commission File Number)      (I.R.S. Employer
                                                         Identification Number)


                    11301 Nall Avenue, Leawood, Kansas 66211
               (Address of Principal Executive Offices) (Zip Code)


                                 (913) 451-8050
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)



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Item 8.01     Other Events

     On January 27, 2005, the Registrant issued a press release announcing that on January 26, 2005, the United States District Court for the Western District of Oklahoma issued an Order dismissing a class action case against the Registrant and its subsidiary, Gold Bank. The Order, issued in Harold I. Mason, et al. v Gold Banc Corporation, Inc., et al., dismissed the plaintiffs' claims that Gold Bank overcharged borrowers under its Farm Service Agency ("FSA") guaranteed loan program. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.


Item 9.01.    Financial Statements and Exhibits


99.1    Press Release, dated January 26, 2005





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         GOLD BANC CORPORATION, INC.


Dated: January 27, 2005
                                         By: /s/ Lee Derr
                                            --------------------------------
                                            Lee Derr
                                            Vice President





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